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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 28, 2005

                          VARIAN MEDICAL SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

              Delaware                   1-7598               94-2359345
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   (State or Other Jurisdiction     (Commission File       (IRS Employer
         of Incorporation)               Number)         Identification No.)

               3100 Hansen Way, Palo Alto, CA               94304-1030
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          (Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code (650) 493-4000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  REGULATION FD DISCLOSURE.

        In connection with its stock repurchase authorization announced previously on November 19, 2004, Varian Medical Systems, Inc. adopted a Rule 10b5-1 Stock Plan on February 25, 2005 to effect the Company's purchases of its Common Stock from time to time.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Varian Medical Systems, Inc.

                                           By:    /s/ JOSEPH B. PHAIR
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                                           Name:  Joseph B. Phair

                                           Title: Vice President, Administration
                                                  and General Counsel

Dated: March 28, 2005

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